PROP acquisition	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about business combination [abstract]
PROP acquisition
4. PROP acquisition
On November 24, 2021 the Company acquired the remaining 45 percent partnership interest from our joint venture partner through a wholly owned subsidiary. As a result, the Company’s interest in PROP increased to 100 percent resulting in full control.
The cash consideration for the acquisition was
$35.2
 million which was funded by the Company through an equity offering (as described in
Note
12) and a
$16.3
 million limited-recourse amortizing loan secured by the newly acquired
45
 percent partnership interest in PROP (as described in
Note
6). This transaction was accounted for as a business combination in accordance with IFRS 3.
The total consideration paid and the final purchase price allocation over the fair value of assets and liabilities acquired at the date of acquisition are as follows:

Total consideration	$35.2

Fair value of assets acquired and liabilities assumed
Working capital (1)	$4.4
Property, plant and equipment	32.9
Decommissioning liability	(2.1)

Net assets	$35.2

(1)	Includes cash of $1.6 million.
The acquisition has contributed production revenues and operating income of
$4.5 million and $2.4
million, respectively, to the financial results of the Company between the closing date and December 31, 2021. If the acquisition of the 45 percent partnership interest in PROP had occurred on January 1, 2021, the Company’s results for the year ended December 31, 2021, would have included additional production revenues of
$43.2
million and operating income of
$26.6
million.
Transaction costs associated with the acquisition totaled $3.5 million and were expensed.